UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2021

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is the transcript of the conference call to discuss the second quarter earnings of Saia, Inc. The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release contains these types of statements which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management as of the date of this news release and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors, risks, uncertainties and assumptions include, but are not limited to, the following:

•	general economic conditions including downturns or inflationary periods in the business cycle;
•	operation within a highly competitive industry and the adverse impact from downward pricing pressures, including in connection with fuel surcharges, and other factors;
•	industry-wide external factors largely out of our control;
•	cost and availability of qualified drivers, purchased transportation and fuel;
•	claims expenses and other expense volatility, including for personal injury, cargo loss and damage, workers’ compensation, employment and group health plan claims;
•

cost and availability of insurance coverage, including the possibility the Company may be required to pay additional premiums, assume additional liability under its auto liability policy or be unable to obtain insurance coverage;

•	failure to successfully execute the strategy to expand our service geography;
•

costs and liabilities from the disruption in or failure of our technology or equipment essential to our operations, including as a result of cyber incidents, security breaches, malware or ransomware attacks;

•	failure to keep pace with technological developments;
•	labor relations, including the adverse impact should a portion of our workforce become unionized;
•	cost and availability of real property and revenue equipment;
•	capacity and highway infrastructure constraints;
•	risks arising from international business operations and relationships;
•	seasonal factors, harsh weather and disasters caused by climate change;
•	economic declines in the geographic regions or industries in which our customers operate;
•	the creditworthiness of our customers and their ability to pay for services;
•	our need for capital and uncertainty of the credit markets;
•	the possibility of defaults under our debt agreements (including violation of financial covenants);
•	failure to operate and grow acquired businesses in a manner that support the value allocated to acquired businesses;
•	dependence on key employees;
•	increased costs of healthcare benefits;
•	damage to our reputation from adverse publicity, including from the use of or impact from social media;
•	failure to make future acquisitions or to achieve acquisition synergies;
•

the effect of litigation and class action lawsuits arising from the operation of our business, including the possibility of claims or judgements in excess of our insurance coverages or that result in increases in the cost of insurance coverage or that preclude us from obtaining adequate insurance coverage in the future;

•	the potential of higher corporate taxes and new regulations, including with respect to climate change, employment and labor law, healthcare and securities regulation;
•

the effect of governmental regulations, including hours of service for drivers, engine emissions, the Compliance, Safety, Accountability (CSA) initiative, regulations of the Food and Drug Administration and Homeland Security, and healthcare and environmental regulations;

•	unforeseen costs from new and existing data privacy laws;
•	changes in accounting and financial standards or practices;
•

widespread outbreak of an illness or any other communicable disease, including the COVID-19 pandemic, or any other health crisis or business disruptions that may arise from the COVID-19 pandemic in the future;

•	increasing investor and customer sensitivity to social and sustainability issues, including climate change;
•	anti-terrorism measures and terrorist events;
•	provisions in our governing documents and Delaware law that may have anti-takeover effects;
•	issuances of equity that would dilute stock ownership; and
•	other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings.

As a result of these and other factors, no assurance can be given as to our future results and achievements. A forward looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur.

The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.
99.1	Transcript conference call of Saia, Inc. on July 29, 2021.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: August 4, 2021	/s/ Stephanie R. Maschmeier
Stephanie R. Maschmeier
Chief Accounting Officer (Principal Accounting Officer)